Exhibit 10.12

Execution Version

AMENDMENT NUMBER 3 TO TERM LOAN AGREEMENT

Dated as of September 14, 2018

among

HOF VILLAGE, LLC; HOF VILLAGE YOUTH FIELDS, LLC; HOF VILLAGE PARKING,
LLC; HOF VILLAGE STADIUM, LLC AND THE OTHER PERSONS SIGNATORY
HERETO AS BORROWERS

and
THE LENDERS PARTY HERETO,
and
GACP FINANCE CO., LLC, as Administrative Agent

AMENDMENT NUMBER 3 TO TERM LOAN AGREEMENT

This AMENDMENT NUMBER 3 TO TERM LOAN AGREEMENT (this “Amendment Number 3”) dated as of September 14, 2018 is made by and among: (i) 1-TOF VILLAGE, LLC, a Delaware limited liability company (the “Lead Borrower”); HOF VILLAGE YOUTH FIELDS, LLC, a Delaware limited liability company; HOF VILLAGE PARKING, LLC, a Delaware limited liability company; HOF VILLAGE STADIUM, LLC, a Delaware limited liability company; HOF VILLAGE LAND, LLC, a Delaware limited liability company; HOF VILLAGE HOTEL I, LLC, a Delaware limited liability company; HOF VILLAGE SPORTS BUSINESS, LLC, a Delaware limited liability company; HOF VILLAGE PARKING MANAGEMENT I, LLC, a Delaware limited liability company; HOF VILLAGE RESIDENCES I, LLC, a Delaware limited liability company; HOF VILLAGE CENTER FOR EXCELLENCE, LLC, a Delaware limited liability company; HOF VILLAGE CENTER FOR PERFORMANCE, LLC, a Delaware limited liability company; HOF EXPERIENCE, LLC, a Delaware limited liability company; HOF VILLAGE MEDIA GROUP, LLC, a Delaware limited liability company; and the other Persons signatory hereto as “Borrowers” (collectively, the “Borrowers”, and each individually, a “Borrower”); (ii) the Lenders party hereto; and (iii) GACP FINANCE CO., LLC, as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the Lenders party thereto from time to time, the Administrative Agent, and the other parties named therein are parties to the Term Loan Agreement, dated as of March 20, 2018 (as amended by: (x) that certain Delayed Draw Joinder Agreement Number 1, dated as of April 11, 2018, (y) that certain Delayed Draw Joinder Agreement Number 2, dated as of May 18, 2018 and (z) as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, as amended hereby).

(2) The Administrative Agent, the Borrowers, and the Lenders desire to amend the Loan Agreement as set forth below, such amendment, except as set forth herein, to become effective on the Amendment Number 3 Effective Date.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Terms defined in the preamble, preliminary statements and otherwise in this Amendment Number 3 shall have the meanings given to such terms in such preamble, preliminary statements and Section 3, respectively.

SECTION 2. Amendments to the Loan Agreement. Subject to the terms and conditions set forth herein, the Loan Agreement is hereby amended as follows:

(a) Section 1.01 is amended as follows:

(i) The definition of the term “Applicable Margin” is amended and restated in its entirety to read as follows:

“Applicable Margin” shall mean, for any day, (a) on or prior to July 31, 2018 (i) for LIBOR Loans, 9.00% per annum and (ii) for ABR Loans, 8.00% per annum, and (b) from and after August 1, 2018 (i) for LIBOR Loans, 11.00% per annum and (ii) for ABR Loans, 10.00% per annum.

(ii) The definition of the term “Applicable Percentage” is amended as follows: “9.00%” in clause (b) thereof is replaced with “11.00%”.

(iii) The following new defined term is added to Section 1.01 in alphabetical order:

“Budget and Schedule” shall mean a (a) budget and schedule and (b) sources and uses of Cash by the Borrowers, in form and substance reasonably acceptable to the Administrative Agent, for the (i) conduct of the Pre-Development Activities (including regarding construction, budget and technical matters pertaining to the Project Site) and (ii) compliance with the terms of the Letter of Representations and Letter of Representations Requirements, (x) from the Amendment Number Three Effective Date through and including December 31, 2018 and (y) from January 1, 2019 through and including March 20, 2019.

(b) Section 5.01(k) is amended and restated in its entirety to read as follows:

“(k) Monthly Statement. Within ten (10) days after the end of each calendar month, a certificate signed by a Financial Officer of the Borrowers (i) detailing the progress made, and amounts spent, in respect of Pre-Development Activities during such month, together with a comparison of such matters with the Budget and Schedule (and a narrative discussion of any material deviations therefrom), all in reasonable detail, (ii) detailing all amounts withdrawn from the Loan Proceeds Account during such calendar month, (iii) detailing the progress made, and amounts spent, in respect of the Letter of Representations Requirements during such month (and a narrative discussion of any deviations therefrom) and (iv) confirming, that no Default or Event of Default occurred during such calendar month (or describing in reasonable detail any Default or Event of Default that has occurred).”

(c) Section 5.11(c)(i) is amended as follows: “June 30, 2018” in the first line thereof is replaced with “September 28, 2018”.

(d) Section 5.11(c)(ii) is amended as follows: “August 15, 2018” in the first line thereof is replaced with “December 31, 2018”.

(e) Section 5.11(d) is amended as follows: “December 15, 2018” in the first line thereof is replaced with “January 31, 2019”.

(f) Section 7.01(d) is amended and restated in its entirety to read as follows:

“(d) default shall be made in the due observance or performance by any Borrower of any covenant, condition or agreement contained in Sections 5.02, 5.05, 5.11(a), 5.11(c), 5.11(d), 5.11(e), 5.11(f) and 5.13 or in Article VI;”.

(g) Section 7.01(f) is amended and restated in its entirety to read as follows:

“(f) default shall be made in the due observance or performance by any Borrower of any covenant, condition or agreement contained in any Loan Document (other than those specified in clauses (b), (c), (d), or (e) above) and such default shall continue unremedied for a period of 15 days after the earlier of (i) any Borrower becoming aware of such default or (ii) receipt by any Borrower of written notice from the Administrative Agent or any Lender of such default;”.

SECTION 3. Conditions to Effectiveness. This Amendment Number 3 shall become effective on the date (the “Amendment Number 3 Effective Date”), when each of the conditions set forth in this Section 3 shall have been satisfied (or waived by the Lenders):

(a) the Administrative Agent shall have received counterparts of this Amendment Number 3, duly executed and delivered on behalf of (i) each Borrower, (ii) each Lender, and (iii) the Administrative Agent;

(b) the Administrative Agent shall have received a certificate of a Responsible Officer of Borrower, dated the Amendment Number 3 Effective Date and certifying:

(i) that attached thereto is a true and correct copy of the resolutions of the board of directors or equivalent governing body of each Borrower, approving this Amendment Number 3 and the transactions contemplated hereby;

(ii) that, as of the Amendment Number 3 Effective Date, (1) each representation and warranty set forth in each Loan Document is true and correct in all material respects on and as of the Amendment Number 3 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that, if a representation and warranty contains a materiality or Material Adverse Effect qualification, such representation and warranty is true and correct in all respects), and (2) each Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed, and, immediately after giving effect to this Amendment Number 3, no Event of Default or Default shall have occurred and be continuing; and

(iii) that, as of the Amendment Number 3 Effective Date, the Borrowers are in compliance with the terms and conditions of the Letter of Representations, each Ground Lease (to the extent applicable to the Borrowers) and each Project Lease.

(c) the Interest Reserve Account shall have been funded by an aggregate amount that is not less than $4,832,464.02;

(d) the Administrative Agent shall have received the Budget and Schedule;

(e) the Lenders shall have received payment in cash of all past-due interest, calculated taking into account the definition of Applicable Margin as amended by this Amendment Number 3;

(f) as of the Amendment Number 3 Effective Date, (x) the representations and warranties of Borrowers contained in Article III of the Loan Agreement shall be true and correct in all material respects on the Amendment Number 3 Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall have been true and correct in all material respects on and as of such earlier date, and (y) no Default or Event of Default shall have occurred and be continuing, or would occur immediately after giving effect to the transactions contemplated by this Amendment Number 3;

(g) the Administrative Agent and the Lenders shall have received a Solvency Certificate from the Lead Borrower on behalf of each Borrower;

(h) the Administrative Agent and the Lenders shall have received reaffirmation agreements in respect of the Recourse Guaranty, the Mezzanine Subordination Agreement and the subordination agreement executed by National Football Museum Inc.;

(i) the Borrowers shall have delivered to the Administrative Agent (i) a fixture and tax lien search report for (x) each parcel of the HOFV Site related to any Ground Lease or any Project Lease and (y) parcel’s 10009487, 10009483, 10009484, 10009488, 10009494, 10009485 and 10009492 and (ii) UCC-1 bring down search reports for HOF VILLAGE, LLC, HOF VILLAGE YOUTH FIELDS, LLC, HOF VILLAGE PARKING, LLC, and HOF VILLAGE STADIUM, LLC; and

(j) the Borrowers shall have paid all fees and expenses of the Administrative Agent and the Lenders in connection with this Amendment Number 3.

SECTION 4. Confirmation of Representations and Warranties.

(a) Each Borrower hereby represents and warrants, on and as of the Amendment Number 3 Effective Date, that the representations and warranties of Borrowers contained in Article III of the Loan Agreement are true and correct in all material respects on such date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date (provided that, if a representation and warranty contains a materiality or Material Adverse Effect qualification, such representation and warranty is true and correct in all respects).

(b) Each Loan Party hereby represents and warrants, on and as of the Amendment Number 3 Effective Date, that it has the necessary corporat6 power to execute, deliver and perform this Amendment Number 3, and it has duly authorized all corporate or other action required to be taken by it for the execution, delivery and performance of this Amendment Number 3 and the consummation of the transaction contemplated hereby.

SECTION 5. Consent and Affirmation. Each Borrower hereby (a) consents to the execution, delivery and performance of this Amendment Number 3 and agrees that each Loan Document is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment Number 3 Effective Date, except that, on and after the Amendment Number 3 Effective Date, each reference to the “Loan Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended and otherwise modified by this Amendment Number 3, and (b) confirms that the Loan Documents to which each of the Borrowers is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

SECTION 6. Reference to and Effect on the Loan Documents.

(a) On and after the Amendment Number 3 Effective Date, each reference in the Loan Agreement to “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other transaction documents to the “Loan Agreement”, “thereunder”, “thereof’ or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified by this Amendment Number 3. From and after the Amendment Number 3 Effective Date, this Amendment Number 3 shall be a Loan Document under the Loan Agreement.

(b) The Loan Agreement and the other Loan Documents, as specifically amended by this Amendment Number 3, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Loan Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the Lenders under the Loan Agreement. Without limiting the generality of the foregoing, the Collateral described in the Loan Documents do and shall continue to secure the payment of all Obligations of the Borrowers under the Loan Documents, in each case, as amended by this Amendment Number 3.

(c) The execution, delivery and effectiveness of this Amendment Number 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7. Execution in Counterparts; Order of Amendments. This Amendment Number 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Number 3 by .pdf or other electronic form shall be effective as delivery of a manually executed original counterpart of this Amendment Number 3.

SECTION 8. Amendments; Headings; Severability. This Amendment Number 3 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers, the Administrative Agent and the Lenders. The Section headings used herein are for convenience of reference only, are not part of this Amendment Number 3 and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment Number 3. Any provision of this Amendment Number 3 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9. Cost and Expenses. Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment Number 3 and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.05 of the Loan Agreement.

SECTION 10. Governing Law; Etc. This Amendment Number 3 shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional, service and waiver of jury trial provisions of the Loan Agreement, as if they were set forth herein.

SECTION 11. No Novation. This Amendment Number 3 shall not extinguish the obligations for the payment of money outstanding under the Loan Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Loan Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment Number 3 or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Borrowers under any Loan Document from any of its obligations and liabilities as a Borrower, guarantor or pledgor under any of the Loan Documents.

SECTION 12. Waiver of Claims. Each Borrower on behalf of itself, its Affiliates and their respective officers, direct and indirect members, directors, shareholders, employees, agents, insurers, heirs, successors and assigns (collectively, the “Releasing Parties”), hereby waives, releases, remises and forever discharges the Administrative Agent, the Lenders and each other Secured Party from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Loan Agreement and any other Loan Document (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Releasing Party ever had, now has or might hereafter have against the Administrative Agent, the Lenders and each other Secured Party which relates, directly or indirectly, to any acts or omissions of the Administrative Agent, the Lenders and each other Secured Party on or prior to the Amendment Number 3 Effective Date, in each case, in respect to the Loan Agreement, the other Loan Documents and the transactions contemplated hereby and thereby.

SECTION 13. Advice of Counsel. The Borrowers acknowledge that they have reviewed this Amendment Number 3 in its entirety, having consulted such legal, tax or other advisors as they deem appropriate, and understand and agree to each of the provisions of this Amendment Number 3, and further acknowledge that they have entered into this Amendment Number 3 voluntarily.

SECTION 14. Rules of Construction. The parties hereto agree that any rule of construction to the effect that ambiguities are resolved against the drafting party shall not apply to the interpretation of this Amendment Number 3.

SECTION 15. Effect of this Amendment Number 3. Except as expressly set forth herein, (a) this Amendment Number 3 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Lenders and the other Secured Parties, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document. Nothing contained in this Amendment Number 3 shall constitute or be deemed to constitute a course of dealing or other basis for altering any rights or obligations of Lender under the Loan Documents, or any obligations of the Borrowers or any other party under the Loan Documents (in each instance, except as expressly set forth herein).

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrowers:

HOF VILLAGE, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

HOF VILLAGE PARKING, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

HOF VILLAGE YOUTH FIELDS, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

HOF VILLAGE STADIUM, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON NEXT PAGE]

Borrowers, cont.:

HOF VILLAGE LAND, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

HOF VILLAGE HOTEL I, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

HOF VILLAGE SPORTS BUSINESS, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

HOF VILLAGE PARKING MANAGEMENT I, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON NEXT PAGE]

Borrowers, cont.:

HOF VILLAGE RESIDENCES I, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

HOF VILLAGE CENTER FOR EXCELLENCE, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

HOF VILLAGE CENTER FOR PERFORMANCE, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

HOF EXPERIENCE, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON NEXT PAGE]

Borrowers, cont.:

HOF VILLAGE MEDIA GROUP, LLC,
a Delaware limited liability company

By:	/s/
	Name:	Brian Parisi
	Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON NEXT PAGE]

Administrative Agent

GACP FINANCE CO., LLC,
as Administrative Agent

By:	/s/
Name:
	Title:	Authorized Signatory

Lenders (and by their signatures below, the Lenders direct the Administrative Agent to execute this Amendment Number 3):

GACP II, L.P.

By:	/s/
	Name:	Robert A. Louzan
	Title:	Authorized Signatory

IRG, LLC,
a Nevada limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation
its Manager

By:	/s/
	Name:	Stuart Lichter
	Title:	President

[SIGNATURES CONTINUE ON NEXT PAGE]

Lenders, cont. (and by their signatures below, the Lenders direct the Administrative Agent to execute this Amendment Number 3):

DEMOMODE MARKETING, LLC
a New York limited liability company

By:	/s/
Name
Title: